Stockholders' equity	12 Months Ended
Dec. 31, 2021
Stockholders' equity
Stockholders' equity

(22) Stockholders’ equity

The share capital is made up of:

	2021	2020	2019
	Shares in	Shares in	Shares in
	thousands	thousands	thousands
Issued as of 01 January	163,915	150,903	149,063
Capital increase (cash contribution)	11,497	11,478	—
Exercise of share purchase rights	1,196	1,534	1,840
Issued as of 31 December	176,608	163,915	150,903

On 31 December 2021, there are 176,608,195 shares issued and outstanding with a nominal amount of € 1.00 per share. On 8 November 2021 Evotec successfully closed its public offering in the United States of 20 million ADSs. Each ADS represents half of one ordinary share of Evotec. All ADSs were sold in the offering at a purchase price of $ 21.75. On 16 November 2021 additional 2,995,000 ADSs, representing 1,497,500 ADSs were sold. In total, gross proceeds of the transaction amount to $ 500 million comprising the first offering of 20,000,000 ADSs ($ 435 million) and, the exercised option of 2,995,000 additional ADSs ($65 million) before deducting the transactions cost. The associated transaction costs consisting of underwriting commissions and offering expenses payable by Evotec amount to k€ 29,799 and were recognised as a reduction in equity.

Share purchase rights exercised in 2021 show an average exercise price amounting to € 1.00 (2020: € 1.06: 2019: € 1.03) per share. The conditional capital as of 31 December 2021 consists of 7,118,034 shares available with respect to the Share Performance Plans and the stock option plans and 29,959,289 shares available to issue no-par-value bearer shares to owners or creditors of convertible bonds and/or warrant-linked bonds, participation rights and/or income bonds (or a combination of such instruments). Evotec can award those based on the resolution of the Annual General Meeting as of 19 June 2019. Consequently, the remaining conditional capital as of 31 December 2021 amounted in total to 37,077,323 shares.

Pursuant to section 5 paragraph 5 of the Articles of Association of the Company, the Management Board, with the approval of the Supervisory Board, having partially used the authorised capital in a capital increase on 4 and 15 November 2021, is authorised to increase the Company’s share capital by up to € 21,417,436 in one or more tranches until 15 June 2026 by issuing new shares against cash or non-cash consideration. Any shares to be issued on this basis will be subject to the statutory subscription rights of Evotec’s shareholders. However, with the approval of the Supervisory Board, the Management Board may exclude the pre-emptive rights of its shareholders for some of the shares on one or several occasions under certain well-defined conditions.

Evotec owns 249,915 of Evotec’s shares as of 31 December 2021 (2020: 249,915; 2019:249,915), representing 0.1% (2020: 0.2%; 2019: 0.2)% of Evotec’s share capital as of 31 December 2021.